Commitments and Contingencies	12 Months Ended
Sep. 26, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

18.	Commitments and Contingencies
The Company has purchase obligations related to commitments to purchase certain goods and services. At September 26, 2014, such obligations were as follows:

Fiscal 2015	$93.8
Fiscal 2016	63.1
Fiscal 2017	60.2
Fiscal 2018	60.2
Fiscal 2019	3.9

The Company is subject to various legal proceedings and claims, including patent infringement claims, product liability matters, environmental matters, employment disputes, contractual disputes and other commercial disputes, including those described below. The Company believes that these legal proceedings and claims likely will be resolved over an extended period of time. Although it is not feasible to predict the outcome of these matters, the Company believes, unless indicated below, given the information currently available, that their ultimate resolution will not have a material adverse effect on its financial condition, results of operations and cash flows.

Governmental Proceedings
On November 30, 2011 and October 22, 2012, the Company received subpoenas from the U.S. Drug Enforcement Administration requesting production of documents relating to its suspicious order monitoring programs.
On September 24, 2012, Questcor received a subpoena from the United States Attorney's Office ("the USAO") for the Eastern District of Pennsylvania for information relating to its promotional practices. Questcor has also been informed by the USAO for the Eastern District of Pennsylvania that the USAO for the Southern District of New York and the SEC are also participating in the investigation to review Questcor's promotional practices and related matters.
On June 11, 2014, Questcor received a subpoena and Civil Investigative Demand ("CID") from the Federal Trade Commission ("FTC") seeking documentary materials and information regarding the FTC's investigation into whether Questcor's acquisition of certain rights to develop, market, manufacture, distribute, sell and commercialize Synacthen Depot® from Novartis AG and Novartis Pharma AG (collectively, "Novartis") violates the antitrust laws.
We are in the process of responding to each of the subpoenas and the CID and we intend to cooperate fully in each such investigation.
Mallinckrodt Inc. v. U.S. Food and Drug Administration and United States of America The Company filed a Complaint for Declaratory and Injunctive Relief in the U.S. District Court for the District of Maryland Greenbelt Division against the FDA and the United States of America on November 17, 2014 for judicial review of what the Company believes is FDA's inappropriate and unlawful reclassification of the Company's methylphenidate hydrochloride extended-release tablets in the Orange Book: Approved Drug Products with Therapeutic Equivalence (Orange Book) on November 13, 2014. In its complaint, the Company has asked the court to: issue an injunction to (a) set aside the FDA's reclassification of the Company's methylphenidate ER products from AB (freely substitutable at the pharmacy level) to BX (presumed to be therapeutically inequivalent) in the Orange Book and (b) prohibit the FDA from reclassifying Mallinckrodt's methylphenidate ER products in the future without following applicable legal requirements; and issue a declaratory judgment that the FDA's action reclassifying Mallinckrodt's methylphenidate ER products in the Orange Book is unlawful. Mallinckrodt concurrently filed a motion with the same court requesting an expedited hearing to issue a temporary restraining order (TRO) directing FDA to reinstate the Orange Book AB rating for the Company's methylphenidate ER drug on a temporary basis.

Patent/Antitrust Litigation
Tyco Healthcare Group LP, et al. v. Mutual Pharmaceutical Company, Inc. In March, 2007, the Company filed a patent infringement suit in the U.S. District Court for the District of New Jersey against Mutual Pharmaceutical Co., Inc., et al. (collectively, "Mutual"), after Mutual submitted an Abbreviated New Drug Application ("ANDA") to the FDA seeking to sell a generic version of the Company's 7.5 mg RESTORIL™ sleep aid product. Mutual also filed antitrust and unfair competition counterclaims. The patents at issue have since expired or been found invalid. On January 18, 2013, the trial court issued an opinion and order granting the Company's motion for summary judgment regarding Mutual's antitrust and unfair competition counterclaims. On May 1, 2013, Mutual appealed this decision to the U.S. Court of Appeals for the Federal Circuit and on August 6, 2014, the Federal Circuit issued a split decision, affirming the trial court in part and remanding to the trial court certain counterclaims for further proceedings.
'222 and '218 Patent Litigation: Exela Pharma Sciences, LLC. In August 2011, Cadence, a subsidiary of the Company, and Pharmatop, the owner of the two U.S. patents licensed exclusively by Cadence, filed suit in the U.S. District Court for the District of Delaware against Exela Pharma Sciences, LLC, Exela PharmaSci, Inc. and Exela Holdings, Inc. (collectively, "Exela"), alleging that Exela infringed U.S. Patent Nos. 6,028,222 ("the '222 patent") and 6,992,218 ("the '218 patent"), by submitting an ANDA to the FDA seeking to sell a generic version of Ofirmev. The filing of the lawsuit triggered a stay of FDA approval of the Exela ANDA until the earlier of the expiration of a 30-month period, the expiration of the '222 and '218 patents, the entry of a settlement order or consent decree stating that the '222 and '218 patents are invalid or not infringed, a decision in the case concerning infringement or validity that is favorable to Exela, or such shorter or longer period as the court may order. After a bench trial, the court ruled in favor of Cadence in November 2013 and found that Exela's ANDA infringed the '222 and '218 patents. On December 20, 2013, Excela appealed the decision and oral arguments in the appeal occurred on November 7, 2014. It is not possible at this time to predict the outcome of this appeal.
'222 and '218 Patent Litigation: InnoPharma Licensing LLC and InnoPharma, Inc. In September 2014, Cadence and Mallinckrodt IP, subsidiaries of the Company, filed suit in the U.S. District Court for the District of Delaware against InnoPharma Licensing LLC and InnoPharma, Inc. (collectively "InnoPharma") following receipt of an August 2014 notice from InnoPharma concerning its submission of a New Drug Application (“NDA”), containing a Paragraph IV patent certification with the FDA for a competing version of Ofirmev.
'222 and '218 Patent Litigation: Agila Specialties Private Limited, Inc. and Agila Specialties Inc. (a Mylan Inc. Company), (collectively "Agila").  In November 2014, Cadence and Mallinckrodt IP, subsidiaries of the Company, received notice from Agila concerning its submission of a NDA containing a Paragraph IV patent certification with the FDA for a competing version of Ofirmev.  The Company is currently evaluating the notice and will be analyzing the Agila submission to make a timely determination regarding potentially filing suit against Agila.
The Company intends to vigorously enforce its intellectual property rights relating to Ofirmev to prevent the marketing of infringing generic or competing products prior to the expiration of the Cadence patents. An adverse outcome in either the Exela or InnoPharma matters ultimately could result in the launch of one or more generic versions of Ofirmev before the expiration of the last of the listed patents on June 6, 2021 (or December 6, 2021 if pediatric exclusivity is granted), which could adversely affect the Company's ability to successfully maximize the value of Ofirmev and have an adverse effect on our financial condition, results of operations and cash flows.
'222 and '218 Patents: Ex Parte Reexamination. In September 2012, Exela filed with the U.S. Patent and Trademark Office ("USPTO"), a Request for Ex Parte Reexamination of the '222 patent and the USPTO granted that request. The reexamination process requires the USPTO to consider the scope and validity of the patent based on substantial new questions of patentability raised by a third party or the USPTO. Cadence and Pharmatop have filed, with the USPTO, a patent owner's statement commenting on the reexamination request, and thereafter the parties have made various submissions. In July 2014, a Second Final Office Action was issued by the USPTO in which certain claims were indicated to be allowable and certain claims were rejected. A subsequent amendment was filed in September 2014, but the USPTO did not enter that amendment. In October 2014, Cadence and Pharmatop filed a notice of appeal and petitioned the Commissioner of Patents, requesting that certain claim amendments be entered so that set of claims are of record for consideration in any future appeal.
In addition, in January 2014, an unidentified third party filed, with the USPTO, a Request for Ex Parte Reexamination of the '218 patent. The reexamination request was granted on March 14, 2014. In July 2014, the USPTO issued a Non-Final Office Action in the '218 reexamination in which it rejected certain claims. In September 2014, Cadence and Pharmatop filed an Amendment and Response to the Office Action.
All of the claims of the '222 and '218 patents remain valid and in force during the reexamination proceedings. Because we and Pharmatop believe that the scope and validity of the patent claims in these patents are appropriate and that the USPTO's prior issuances of the patents were correct, the Company, in conjunction with Pharmatop, will vigorously defend these patents. It is not possible, at this time, to determine with certainty whether we will ultimately succeed in maintaining the scope and validity of the claims of these patents during reexamination. If any of the patent claims in these patents ultimately are narrowed during prosecution before the USPTO, the extent of the patent coverage afforded to Ofirmev could be impaired, which could have a material adverse effect on the Company's financial condition, results of operations and cash flows.
'218 Patent Litigation: Exela Pharma Sciences, LLC. In April 2012, Exela filed suit against David J. Kappos and the USPTO in the U.S. District Court for the Eastern District of Virginia for declaratory judgment seeking a reversal of the USPTO's decision not to act on a petition by Exela to vacate the USPTO's April 2003 order reviving the international application for the '218 patent. The lawsuit followed the USPTO's rejection of Exela's petition to the USPTO filed in November 2011, which sought to vacate the April 2003 order. The USPTO determined that Exela lacked standing to seek such relief. Exela also seeks declaratory judgment that the USPTO's rules and regulations that allow for revival of abandoned, international patent applications under the "unintentional" standard are invalid, and seeks similar relief in connection with one or more counterclaims it has filed in the Delaware litigation. Cadence intervened in this lawsuit and in December 2012, the district court dismissed the case with prejudice as barred by the applicable statute of limitations. In February 2013, Exela appealed the dismissal to the Court of Appeals for the Federal Circuit, oral argument was held in February 2014 and a final decision has not been issued.
'222 and '218 Patent Litigation Settlement: Fresenius Kabi USA, LLC. In January 2013, Cadence filed suit in the U.S. District Court for the Southern District of California against Fresenius Kabi USA, LLC ("Fresenius"), alleging that Fresenius infringed the '222 and '218 patents by submitting a NDA to the FDA seeking to sell a competing version of Ofirmev. The filing of the lawsuit triggered a stay of FDA approval of the Fresenius NDA until the earlier of the expiration of a 30-month period, the expiration of the '222 and '218 patents, the entry of a settlement order or consent decree stating that the '222 and '218 patents are invalid or not infringed, a decision in the case concerning infringement or validity that is favorable to Fresenius, or such shorter or longer period as the court may order. In August 2014, Cadence entered into a settlement agreement and license agreement with Fresenius, dismissing with prejudice the lawsuit and granting to Fresenius the non-exclusive right to market an intravenous acetaminophen product in the U.S. under the Fresenius NDA beginning December 6, 2020, or earlier under certain circumstances. Under a related supply agreement, an affiliate of Fresenius will develop, manufacture and supply commercial quantities of Ofirmev to us if certain regulatory approvals are obtained. As a result of these agreements we recorded an $11.5 million charge during the third quarter of fiscal 2014.
Other '222 and '218 Patent Litigation Settlements. Three other similar cases involving generic versions of Ofirmev have previously settled. In each settlement, the defendant was granted the non-exclusive right to market a generic intravenous acetaminophen product in the U.S. under its respective ANDA after December 6, 2020, or earlier under certain circumstances. In connection with those settlements, one settling party was granted the exclusive right of first refusal to negotiate an agreement with Cadence to market an authorized generic of Ofirmev in the U.S. in the event that Cadence elects to launch an authorized generic version of the product. If that settling party elects not to exercise its right of first refusal, Cadence has agreed to grant a similar right of first refusal to another settling party.

Commercial and Securities Litigation
Retrophin Litigation. In January 2014, Retrophin Inc. filed a lawsuit against Questcor in the United States District Court for the Central District of California, alleging a variety of federal and state antitrust violations based on Questcor's acquisition from Novartis of certain rights to develop, market, manufacture, distribute, sell and commercialize Synacthen. Discovery has commenced, and the Court set July 10, 2015, as the deadline for filing dispositive motions. While it is not possible at this time to determine with certainty the outcome of this investigation, the Company believes, given the information currently available, that its ultimate resolution will not have a material adverse effect on its financial condition, results of operations and cash flows.
Glenridge Litigation. In June 2011, Glenridge Pharmaceuticals LLC ("Glenridge"), filed a lawsuit against Questcor in the Superior Court of California, Santa Clara County, alleging that Questcor had underpaid royalties to Glenridge under a royalty agreement related to net sales of Acthar. In August 2012, Questcor filed a separate lawsuit against the three principals of Glenridge, as well as Glenridge, challenging the enforceability of the royalty agreement. In August 2013, the two lawsuits were consolidated into one case in the Superior Court of California, Santa Clara County. On October 29, 2014, the parties entered into a binding term sheet settling the lawsuit. Under the terms of the settlement, the royalty rate payable by Questcor was reduced, royalties were capped instead of being payable for so long as Acthar was sold and Questcor agreed to pay Glenridge a reduced amount in satisfaction of royalties Questcor had withheld in the course of the lawsuit.
Putative Class Action Securities Litigation. On September 26, 2012, a putative class action lawsuit was filed against Questcor and certain of its officers and directors in the United States District Court for the Central District of California, captioned John K. Norton v. Questcor Pharmaceuticals, et al., No. SACvl2-1623 DMG (FMOx). The complaint purports to be brought on behalf of shareholders who purchased Questcor common stock between April 26, 2011 and September 21,2012. The complaint generally alleges that Questcor and certain of its officers and directors engaged in various acts to artificially inflate the price of Questcor stock and enable insiders to profit through stock sales. The complaint asserts that Questcor and certain of its officers and directors violated sections l0(b) and/or 20(a) of the Securities Exchange Act of 1934, as amended, ("the Exchange Act"), by making allegedly false and/or misleading statements concerning the clinical evidence to support the use of Acthar for indications other than infantile spasms, the promotion of the sale and use of Acthar in the treatment of MS and nephrotic syndrome, reimbursement for Acthar from third-party insurers, and Questcor's outlook and potential market growth for Acthar. The complaint seeks damages in an unspecified amount and equitable relief against the defendants. This lawsuit has been consolidated with four subsequently-filed actions asserting similar claims under the caption: In re Questcor Securities Litigation, No. CV 12-01623 DMG (FMOx). On October 1, 2013, the District Court granted in part and denied in part Questcor's motion to dismiss the consolidated amended complaint. On October 29, 2013, Questcor filed an answer to the consolidated amended complaint. Discovery is currently ongoing. The Court set a jury trial for December 1, 2015.
Federal Shareholder Derivative Litigation. On October 4, 2012, another alleged shareholder filed a derivative lawsuit in the United States District Court for the Central District of California captioned Gerald Easton v. Don M Bailey, et al., No. SACV12-01716 DOC (JPRx). The suit asserts claims substantially identical to those asserted in the do Valle derivative action described below against the same defendants. This lawsuit has been consolidated with five subsequently-filed actions asserting similar claims under the caption: In re Questcor Shareholder Derivative Litigation, CV 12- 01716 DMG (FMOx). Following the resolution of the motion to dismiss in the consolidated putative securities class action, the court issued an order staying the federal derivative action until the earlier of: (a) 60 days after the resolution of any motion for summary judgment filed in the putative class action lawsuit, (b) 60 days after the deadline to file a motion for summary judgment in the putative class action lawsuit, if none is filed, or (c) the execution of any settlement agreement (including any partial settlement agreement) to resolve the putative class action lawsuit.
State Shareholder Derivative Litigation. On October 2, 2012, an alleged shareholder filed a derivative lawsuit purportedly on behalf of Questcor against certain of its officers and directors in the Superior Court of the State of California, Orange County, captioned Monika do Valle v. Virgil D. Thompson, et al., No. 30-2012-00602258-CU-SL-CXC. The complaint asserted claims for breach of fiduciary duty, abuse of control, mismanagement and waste of corporate assets arising from substantially similar allegations as those contained in the putative securities class action described above, as well as from allegations relating to sales of our common stock by the defendants and repurchases of Questcor common stock. The complaint sought an unspecified sum of damages and equitable relief. On October 24, 2012, another alleged shareholder filed a derivative lawsuit purportedly on behalf of Questcor against certain of its officers and directors in the Superior Court of the State of California, Orange County, captioned Jones v. Bailey, et al., Case No. 30-2012-00608001-CU-MC-CXC. The suit asserted claims substantially identical to those asserted in the do Valle derivative action. On February 19, 2013, the court issued an order staying the state derivative actions until the putative federal securities class action and federal derivative actions are resolved. On May 17, 2014, the Court granted plaintiffs' request for dismissal without prejudice of the Jones action. On November 18, 2014, the do Valle matter was voluntarily dismissed.
Put Options Securities Action. In March 2013, individual traders of put options filed a securities complaint in the United States District Court for the Central District of California captioned David Taban, et al. v. Questcor Pharmaceuticals, Inc., No. SACV13-0425. The complaint generally asserts claims against Questcor and certain of its officers and directors for violations of the Exchange Act and for state law fraud and fraudulent concealment based on allegations similar to those asserted in the putative securities class action described above. The complaint seeks compensatory and punitive damages of an unspecified amount. Following the resolution of the motion to dismiss in the consolidated putative securities class action, the court issued an order staying this action until the earlier of: (a) sixty (60) days after the resolution of any motion for summary judgment filed in the putative class action lawsuit, (b) sixty (60) days after the deadline to file a motion for summary judgment in the putative class action lawsuit, if none is filed, or (c) the execution of any settlement agreement (including any partial settlement agreement) to resolve the putative class action lawsuit. The case remains stayed.

Pricing Litigation
State of Utah v. Actavis US, Inc., et al. The Company, along with numerous other pharmaceuticals companies, are defendants in this matter which was filed May 8, 2008, and is pending in the Third Judicial Circuit of Salt Lake County, Utah. The State of Utah alleges, generally, that the defendants reported false pricing information in connection with certain drugs that are reimbursable under Medicaid, resulting in overpayment by state Medicaid programs for those drugs, and is seeking monetary damages and attorneys' fees. The Company believes that it has meritorious defenses to these claims and is vigorously defending against them. While it is not possible at this time to determine with certainty the outcome of the case, the Company believes, given the information currently available, that its ultimate resolution will not have a material adverse effect on its financial condition, results of operations and cash flows.

Environmental Remediation and Litigation Proceedings
The Company is involved in various stages of investigation and cleanup related to environmental remediation matters at a number of sites, including those described below. The ultimate cost of site cleanup and timing of future cash outlays is difficult to predict, given the uncertainties regarding the extent of the required cleanup, the interpretation of applicable laws and regulations and alternative cleanup methods. The Company concluded that, as of September 26, 2014, it was probable that it would incur remedial costs in the range of $43.7 million to $106.9 million. The Company also concluded that, as of September 26, 2014, the best estimate within this range was $67.1 million, of which $7.2 million was included in accrued and other current liabilities and the remainder was included in environmental liabilities on the consolidated balance sheet at September 26, 2014.
Crab Orchard National Wildlife Refuge Superfund Site, near Marion, Illinois. The Company is a successor in interest to International Minerals and Chemicals Corporation ("IMC"). Between 1967 and 1982, IMC leased portions of the Additional and Uncharacterized Sites ("AUS") Operable Unit at the Crab Orchard Superfund Site ("the Site") from the government and manufactured various explosives for use in mining and other operations. In March 2002, the Department of Justice, the U.S. Department of the Interior and the U.S. Environmental Protection Agency ("EPA") (together, "the Government Agencies") issued a special notice letter to General Dynamics Ordnance and Tactical Systems, Inc. ("General Dynamics"), one of the other potentially responsible parties ("PRPs") at the Site, to compel General Dynamics to perform the remedial investigation and feasibility study ("RI/FS") for the AUS Operable Unit. General Dynamics negotiated an Administrative Order on Consent ("AOC") with the Government Agencies to conduct an extensive RI/FS at the Site under the direction of the U.S. Fish and Wildlife Service. General Dynamics asserted in August 2004 that the Company is jointly and severally liable, along with approximately eight other lessees and operators at the AUS Operable Unit, for alleged contamination of soils and groundwater resulting from historic operations, and has threatened to file a contribution claim against the Company and other parties for recovery of its costs incurred in connection with the RI/FS activities being conducted at the AUS Operable Unit. The Company and other PRPs who received demand letters from General Dynamics have explored settlement alternatives, but have not reached settlement to date. The Company and other PRPs are awaiting completion of the RI by General Dynamics before the initiation of formal PRP negotiations to address resolution of these alleged claims. While it is not possible at this time to determine with certainty the ultimate outcome of this case, the Company believes, given the information currently available, that the final resolution of all known claims, after taking into account amounts already accrued, will not have a material adverse effect on its financial condition, results of operations and cash flows.
Mallinckrodt Veterinary, Inc., Millsboro, Delaware. The Company previously operated a plant in Millsboro, Delaware ("the Millsboro Site") that manufactured various animal healthcare products. In 2005, the Delaware Department of Natural Resources and Environmental Control found trichloroethylene ("TCE") in the Millsboro public water supply at levels that exceeded the federal drinking water standards. Further investigation to identify the TCE plume in the ground water indicated that the plume has extended to property owned by a third party near the Millsboro Site. The Company, and another former owner, assumed responsibility for the Millsboro Site cleanup under the Alternative Superfund Program administered by the EPA. The Company and another PRP have entered into two AOCs with the EPA to perform investigations to abate, mitigate or eliminate the release or threat of release of hazardous substances at the Millsboro Site and to conduct an Engineering Evaluation/Cost Analysis to characterize the nature and extent of the contamination. The Company, along with the other party, continues to conduct the studies and prepare remediation plans in accordance with the AOCs. While it is not possible at this time to determine with certainty the ultimate outcome of this matter, the Company believes, given the information currently available, that the ultimate resolution of all known claims, after taking into account amounts already accrued, will not have a material adverse effect on its financial condition, results of operations and cash flows.
Coldwater Creek, Saint Louis County, Missouri. The Company is named as a defendant in numerous tort complaints filed between February 2012 and September 2014 with numerous plaintiffs pending in the U.S. District Court for the Eastern District of Missouri. These cases allege personal injury for alleged exposure to radiological substances present in Coldwater Creek in Missouri. Plaintiffs allegedly lived in various locations in Saint Louis County, Missouri near Coldwater Creek. Radiological residues which may have been present in the creek have been remediated by the U.S. Army Corps of Engineers. The Company believes that it has meritorious defenses to these complaints and is vigorously defending against them. The Company is unable to estimate a range of reasonably possible losses for the following reasons: (i) the proceedings are in early stages; (ii) the Company has not received and reviewed complete information regarding the plaintiffs and their medical conditions; and (iii) there are significant factual issues to be resolved. While it is not possible at this time to determine with certainty the ultimate outcome of these cases, the Company believes, given the information currently available, that the ultimate resolution of all known claims will not have a material adverse effect on its financial condition, results of operations and cash flows.
Lower Passaic River, New Jersey. The Company and approximately 70 other companies comprise the Lower Passaic Cooperating Parties Group ("the CPG") and are parties to a May 2007 AOC with the EPA to perform a RI/FS of the 17-mile stretch known as the Lower Passaic River Study Area ("the River"). The Company's potential liability stems from former operations at Lodi and Belleville, New Jersey. In June 2007, the EPA issued a draft Focused Feasibility Study ("FFS") that considered interim remedial options for the lower 8-miles of the river, in addition to a "no action" option. As an interim step related to the 2007 AOC, the CPG voluntarily entered into an AOC on June 18, 2012 with the EPA for remediation actions focused solely at mile 10.9 of the River. The Company's estimated costs related to the RI/FS and focused remediation at mile 10.9, based on interim allocations, are immaterial and have been accrued.
On April 11, 2014, the EPA issued its revised FFS, with remedial alternatives to address cleanup of the lower 8-mile stretch of the River, which also included a "no action" option. The EPA estimates the cost for the alternatives range from $365.0 million to $3.2 billion. The EPA's preferred approach would involve bank-to-bank dredging of the lower 8-mile stretch of the River and installing an engineered cap at a discounted, estimated cost of $1.7 billion. Based on the issuance of the EPA's revised FFS, the Company recorded a $23.1 million accrual in fiscal 2014 representing the Company's estimate of its allocable share of the joint and several remediation liability resulting from this matter. Despite the issuance of the revised FFS, there are many uncertainties associated with the final agreed upon remediation and the Company's allocable share of the remediation. Given those uncertainties, the amounts accrued may not be indicative of the amounts for which the Company is ultimately responsible and will be refined as events in the remediation process occur.

Products Liability Litigation
Beginning with lawsuits brought in July 1976, the Company is also named as a defendant in personal injury lawsuits based on alleged exposure to asbestos-containing materials. A majority of the cases involve product liability claims based principally on allegations of past distribution of products containing asbestos. A limited number of the cases allege premises liability based on claims that individuals were exposed to asbestos while on the Company's property. Each case typically names dozens of corporate defendants in addition to the Company. The complaints generally seek monetary damages for personal injury or bodily injury resulting from alleged exposure to products containing asbestos. The Company's involvement in asbestos cases has been limited because it did not mine or produce asbestos. Furthermore, in the Company's experience, a large percentage of these claims have never been substantiated and have been dismissed by the courts. The Company has not suffered an adverse verdict in a trial court proceeding related to asbestos claims and intends to continue to defend these lawsuits. When appropriate, the Company settles claims; however, amounts paid to settle and defend all asbestos claims have been immaterial. As of September 26, 2014, there were approximately 11,900 asbestos-related cases pending against the Company.
The Company estimates pending asbestos claims and claims that were incurred but not reported and related insurance recoveries, which are recorded on a gross basis in the consolidated balance sheets. The Company's estimate of its liability for pending and future claims is based on claims experience over the past five years and covers claims either currently filed or expected to be filed over the next seven years. The Company believes that it has adequate amounts recorded related to these matters. While it is not possible at this time to determine with certainty the ultimate outcome of these asbestos-related proceedings, the Company believes, given the information currently available, that the ultimate resolution of all known and anticipated future claims, after taking into account amounts already accrued, along with recoveries from insurance, will not have a material adverse effect on its financial condition, results of operations and cash flows.

Asset Retirement Obligations
The Company has recorded asset retirement obligations for the estimated future costs primarily associated with legal obligations to decommission facilities within the Global Medical Imaging segment, including the facilities located in Petten, the Netherlands and Maryland Heights, Missouri. Substantially all of these obligations are included in other liabilities on the consolidated balance sheets. The following table provides a summary of the changes in the Company's asset retirement obligations for fiscal 2014 and 2013:

	2014	2013
Balance at beginning of period	$50.6	$46.4
Additions and adjustments	(11.6)	0.4
Accretion expense	3.2	2.9
Payments	—	(0.2)
Currency translation	(1.4)	1.1
Balance at end of period	$40.8	$50.6

The Company believes that any potential payment of such estimated amounts will not have a material adverse effect on its financial condition, results of operations and cash flows.

Leases
The Company has facility, vehicle and equipment leases that expire at various dates. Rental expense under facility, vehicle and equipment operating leases related to continuing operations was $19.9 million, $16.9 million and $15.5 million for fiscal 2014, 2013 and 2012, respectively. The Company also has facility and equipment commitments under capital leases.
The following is a schedule of minimum lease payments for non-cancelable leases as of September 26, 2014:

	Operating Leases	Capital Leases
Fiscal 2015	$21.5	$1.4
Fiscal 2016	16.6	0.4
Fiscal 2017	13.9	—
Fiscal 2018	9.8	—
Fiscal 2019	8.2	—
Thereafter	25.0	—
Total minimum lease payments	$95.0	1.8
Less: interest portion of payments		—
Present value of minimum lease payments		$1.8

The Company exchanged title to $27.4 million of its plant assets in return for an equal amount of Industrial Revenue Bonds ("IRB") issued by Saint Louis County. The Company also simultaneously leased such assets back from Saint Louis County under a capital lease expiring December 2025, the terms of which provide the Company with the right of offset against the IRBs. The lease also provides an option for the Company to repurchase the assets at the end of the lease for nominal consideration. These transactions collectively result in a ten-year property tax abatement from the date the property is placed in service. Due to right of offset, the capital lease obligation and IRB asset are recorded net in the consolidated balance sheets and excluded from the above table. The Company expects that the right of offset will be applied to payments required under these arrangements.

Tax Matters
The income tax returns of the Company and its subsidiaries are periodically examined by various tax authorities. The resolution of these matters is subject to the conditions set forth in the Tax Matters Agreement between the Company and Covidien. Covidien has the right to administer, control and settle all U.S. income tax audits for periods prior to the Separation. While it is not possible at this time to determine with certainty the ultimate outcome of these matters, the Company believes, given the information currently available, that established liabilities are reasonable and that the ultimate resolution of these matters will not have a material adverse effect on its financial condition, results of operations and cash flows.
With respect to certain tax returns filed by predecessor affiliates of the Company and Covidien, the IRS has concluded its field examination for the years 1997 through 2007. The Company considers such uncertain tax positions associated with these years as having been effectively settled. All but one of the matters associated with these audits have been resolved. The unresolved proposed adjustment asserts that substantially all of the predecessor affiliates' intercompany debt originating during the years 1997 through 2000 should not be treated as debt for U.S. federal income tax purposes, and has disallowed interest deductions related to the intercompany debt and certain tax attribute adjustments recognized on the U.S. income tax returns. This matter is subject to the Company's $200 million liability limitation for periods prior to September 29, 2012, as prescribed in the Tax Matters Agreement. While it is not possible at this time to determine with certainty the ultimate outcome of this matter, the Company believes, given the information currently available, that it will not have a material adverse effect on its financial condition, results of operations and cash flows.

Acquisition-Related Litigation
Several purported class action lawsuits have been filed in February 2014 and March 2014 by purported holders of Cadence common stock in connection with the Cadence Acquisition, including in the Delaware Court of Chancery (consolidated under the caption In re Cadence Pharmaceuticals, Inc. Stockholders Litigation), and in California State Court, San Diego County (Denny v. Cadence Pharmaceuticals, Inc., et al., Militello v. Cadence Pharmaceuticals, Inc., et al., and Schuon v. Cadence Pharmaceuticals, Inc., et al.). The actions bring claims against, and generally allege that, the board of directors of Cadence breached their fiduciary duties in connection with the the Cadence Acquisition by, among other things, failing to maximize shareholder value, and the Delaware and Schuon actions further allege that Cadence omitted to disclose allegedly material information in its Schedule 14D-9. The lawsuits also allege, among other things, that the Company aided and abetted the purported breaches of fiduciary duty. The lawsuits seek various forms of relief, including but not limited to, rescission of the transaction, damages and attorneys' fees and costs. On March 7, 2014, following expedited discovery, the parties in the consolidated Delaware action entered into a Memorandum of Understanding ("the MOU"), which sets forth the parties' agreement in principle for a settlement of those actions. The settlement contemplated by the MOU will include, among other things, a release of all claims relating to the Cadence Acquisition as set forth in the MOU. The settlement is subject to a number of conditions, including, among other things, final court approval following notice to the class. There have been no substantive proceedings in any of the California actions. On July 29, 2014, the Militello case was voluntarily dismissed without prejudice. On September 8, 2014, the Denny case was voluntarily dismissed without prejudice. While it is not possible at this time to determine with certainty the ultimate outcomes of these matters, the Company believes, given the information available to it today, that they will not have a material adverse effect on its financial condition, results of operations and cash flows.
Since the announcement of the merger with Questcor on April 7, 2014, several putative class actions have been filed by purported holders of Questcor common stock in connection with the Company’s acquisition of Questcor (Hansen v. Thompson, et al., Heng v. Questcor Pharmaceuticals, Inc., et al., Buck v. Questcor Pharmaceuticals, Inc., et al., Ellerbeck v. Questcor Pharmaceuticals, Inc, et al., Yokem v. Questcor Pharmaceuticals, Inc., et al., Richter v. Questcor Pharmaceuticals, Inc., et al., Tramantano v. Questcor Pharmaceuticals, Inc., et al., Crippen v. Questcor Pharmaceuticals, Inc., et al., Patel v. Questcor Pharmaceuticals, Inc., et al., and Postow v. Questcor Pharmaceuticals, Inc., et al.). The actions were consolidated on June 3, 2014. The consolidated complaint names as defendants, and generally alleges that, the directors of Questcor breached their fiduciary duties in connection with the acquisition by, among other things, agreeing to sell Questcor for inadequate consideration and pursuant to an inadequate process. The consolidated complaint also alleges that the Questcor directors breached their fiduciary duties by failing to disclose purportedly material information to shareholders in connection with the merger. The consolidated complaint also alleges, among other things, that we aided and abetted the purported breaches of fiduciary duty. The lawsuit seeks various forms of relief, including but not limited to, rescission of the transaction, damages and attorney's fees and costs.
On July 29, 2014, the defendants reached an agreement in principle with the plaintiffs in the consolidated actions, and that agreement is reflected in a memorandum of understanding. In connection with the settlement contemplated by the memorandum of understanding, Questcor agreed to make certain additional disclosures related to the proposed transaction with the Company, which are contained in the Company's Current Report on Form 8-K filed with the SEC on July 30, 2014. Additionally, as part of the settlement and pursuant to the memorandum of understanding, the Company agreed to forbear from exercising certain rights under the Merger Agreement with Questcor, as follows: the four business day period referenced in Section 5.3(e) of the Merger Agreement will be reduced to three business days. The memorandum of understanding contemplates that the parties will enter into a stipulation of settlement.
The stipulation of settlement will be subject to customary conditions, including court approval. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the California Superior Court will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed transaction, the Merger Agreement, and any disclosures made in connection therewith, including the definitive joint proxy statement/prospectus relating to the Questcor Acquisition, pursuant to terms that will be disclosed to shareholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that they shall negotiate in good faith regarding the amount of attorney's fees and expense that shall be paid to plaintiffs' counsel in connection with the actions. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the California Superior Court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.
While it is not possible at this time to determine with certainty the ultimate outcomes of these matters, the Company believes, given the information available to it today, that they will not have a material adverse effect on its financial condition, results of operations and cash flows.

Other Matters
The Company is a defendant in a number of other pending legal proceedings relating to present and former operations, acquisitions and dispositions. The Company does not expect the outcome of these proceedings, either individually or in the aggregate, to have a material adverse effect on its financial condition, results of operations and cash flows.